                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE: MENLO ACQUISITION CORP.         CASE NO.     96-41107-N
       FDBA FOCUS SURGERY, INC.                   -------------

                                       CHAPTER 11
                                       MONTHLY OPERATING REPORT
                                       (GENERAL BUSINESS CASE)
----------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED                August, 1998
                      -----------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                 END OF             END OF              AS OF
                                                                                 CURRENT             PRIOR             PETITION
2.    ASSET/LIABILITY SUMMARY                                                     MONTH              MONTH              FILING
                                                                           ----------------   ----------------  ----------------
        Current Assets (Market Value)                                             $140,143           $141,270        $  502,204
                                                                           ----------------   ----------------  ----------------
        Total Assets (Market Value)                                               $140,143           $141,270        $2,152,204
                                                                           ----------------   ----------------  ----------------
        Current Liabilities                                                       $ 51,500           $ 26,500
                                                                           ----------------   ----------------  ----------------
        Total Liabilities                                                         $ 51,500           $ 26,500        $  831,829
                                                                           ----------------   ----------------  ----------------

                                                                                                                      PETITION
                                                                                  CURRENT             PRIOR           DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                         MONTH              MONTH           MONTH END
                                                                           ----------------   ----------------  ----------------
        a.  Total Receipts                                                        $    135           $    135        $1,536,644
                                                                           ----------------   ----------------  ----------------
        b.  Total Disbursements                                                   $  1,262           $    750        $1,416,074
                                                                           ----------------   ----------------  ----------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)             ($1,127)             ($615)       $  120,570
                                                                           ----------------   ----------------  ----------------
                                                                                                                ----------------
        d.  Cash Balance Beginning of Month                                       $141,270           $141,885
                                                                           ----------------   ----------------
        e.  Cash Balance End of Month (c + d)                                     $140,143           $141,270
                                                                           ----------------   ----------------
                                                                           ----------------   ----------------

4.    POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                          LIABILITIES
                                                                             ------------                         -----------
        Balance at End of Previous Month

                                                                           ----------------                     ----------------
        Balance at End of Current Month                                                 $0                              $51,500
                                                                           ----------------                     ----------------

5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)

                                                                           ----------------
        Balance at End of Current Month (over 30 days)                                  $0
                                                                           ----------------

                                                                                                        YES               NO
                                                                                                        ---               --
6.    Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)   X
                                                                                                  ----------------  ----------------

7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including
      date of payment, amount of payment and name of payee)                                                         X
                                                                                                  ----------------  ----------------

8.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
      attach listing including date of payment, amount and reason for payment, and name of payee)                   X
                                                                                                  ----------------  ----------------

9.    Have any payments been made to professionals?  (if yes, attach listing including date of
      payment, amount of payment and name of payee)                                                                  X
                                                                                                  ----------------  ----------------

10.   If you answered yes to line 7,8, or 9, were all such payments approved by the court?        N/A
                                                                                                  ----------------  ----------------

11.   Is the estate insured for replacement cost of assets and for general liability?             N/A
                                                                                                  ----------------  ----------------

12.   Are U.S. Trustee quarterly fees current?                                                    X
                                                                                                  ----------------  ----------------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

      Date:           September  11, 1998             Richard J. Redett
                      --------------------    ---------------------------------
                                                    Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED August, 1998
                                            ------------

                                      ($______)

         ASSETS
                                                                            FROM SCHEDULES              MARKET VALUE
                                                                            --------------              -------------
            CURRENT ASSETS

    1            Cash and cash equivalents - unrestricted                                                        $140,143
                                                                                                    ----------------------
    2            Cash and cash equivalents - restricted
                                                                                                    ----------------------
    3            Accounts receivable (net)                                       A                               $      0
                                                                                                    ----------------------
    4            Inventory                                                       B                               $      0
                                                                                                    ----------------------
    5            Prepaid expenses

                                                                                                    ----------------------
    6            Other:
                        -------------------------------------------                                 ----------------------
    7
                 --------------------------------------------------                                 ----------------------

    8                TOTAL CURRENT ASSETS                                                                        $140,143
                                                                                                    ----------------------

            PROPERTY AND EQUIPMENT (MARKET VALUE)

    9            Real property                                                   C                               $      0
                                                                                                    ----------------------
   10            Machinery and equipment                                         D                               $      0
                                                                                                    ----------------------
   11            Furniture and fixtures                                          D                               $      0
                                                                                                    ----------------------
   12            Office equipment                                                D                               $      0
                                                                                                    ----------------------
   13            Leasehold improvements                                          D                               $      0
                                                                                                    ----------------------
   14            Vehicles                                                        D                               $      0
                                                                                                    ----------------------
   15            Other:                                                          D
                        -------------------------------------------                                 ----------------------
   16                                                                            D
                 --------------------------------------------------                                 ----------------------
   17                                                                            D
                 --------------------------------------------------                                 ----------------------
   18                                                                            D
                 --------------------------------------------------                                 ----------------------
   19                                                                            D
                 --------------------------------------------------                                 ----------------------

   20                TOTAL PROPERTY AND EQUIPMENT                                                                $      0
                                                                                                    ----------------------

            OTHER ASSETS
   21
                 --------------------------------------------------                                 ----------------------
   22
                 --------------------------------------------------                                 ----------------------
   23
                 --------------------------------------------------                                 ----------------------
   24
                 --------------------------------------------------                                 ----------------------

   25                TOTAL OTHER ASSETS                                                                          $      0
                                                                                                    ----------------------

   26                TOTAL ASSETS                                                                                $140,143
                                                                                                    ----------------------
                                                                                                    ----------------------

      NOTE:
      Indicate the method used to estimate the market value of assets
      (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                        ----------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                      ($________)

         LIABILITIES                                                                 FROM SCHEDULES
                                                                                     --------------
            POST-PETITION
                 CURRENT LIABILITIES
   27                Salaries and wages
                                                                                                       -----------------
   28                Payroll taxes
                                                                                                       -----------------
   29                Real and personal property taxes
                                                                                                       -----------------
   30                Income taxes
                                                                                                       -----------------
   31                Notes payable (short term)
                                                                                                       -----------------
   32                Accounts payable (trade)                                             A                    $      0
                                                                                                       -----------------
   33                Real property lease arrearage
                                                                                                       -----------------
   34                Personal property lease arrearage
                                                                                                       -----------------
   35                Accrued professional fees                                                                 $ 25,000
                                                                                                       -----------------
   36                Current portion of long-term debt (due within 12 months)
                                                                                                       -----------------
   37                Other:            Other general accruals                                                  $  1,500
                                       -----------------------------------------                       -----------------
   38                                  Reserve for unearned fees                                               $ 25,000
                        --------------------------------------------------------                       -----------------
   39
                        --------------------------------------------------------                       -----------------

   40                TOTAL CURRENT LIABILITIES                                                                 $ 51,500
                                                                                                       -----------------

   41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                       -----------------

   42                TOTAL POST-PETITION LIABILITIES                                                           $ 51,500
                                                                                                       -----------------

            PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
   43                Secured claims                                                       E                    $      0
                                                                                                       -----------------
   44                Priority unsecured claims                                            E
                                                                                                       -----------------
   45                General unsecured claims                                             E
                                                                                                       -----------------

   46                TOTAL PRE-PETITION LIABILITIES                                                            $      0
                                                                                                       -----------------
   47                TOTAL LIABILITIES                                                                         $ 51,500
                                                                                                       -----------------

         EQUITY (DEFICIT)
   48

                        --------------------------------------------------------                       -----------------
   49
                        --------------------------------------------------------                       -----------------
   50
                        --------------------------------------------------------                       -----------------
   51
                        --------------------------------------------------------                       -----------------
   52            Market value adjustment
                                                                                                       -----------------
   53                TOTAL EQUITY (DEFICIT)                                                                    $ 88,643
                                                                                                       -----------------

   54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                    $140,143
                                                                                                       -----------------
                                                                                                       -----------------

                                   SCHEDULES
                            (GENERAL BUSINESS CASE)

                                   ($______ )

                                   SCHEDULE A
                        ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                              ACCOUNTS          ACCOUNTS PAYABLE               PAST DUE
 Receivables and Payables Ageings            RECEIVABLE         [POST PETITION]           POST PETITION DEBT
                                             ----------         ----------------         -------------------
    0 -30 Days
                                           ----------------    ------------------  ----
    31-60 Days                                                                        |
                                           ----------------    ------------------     |
    61-90 Days                                                                        |                  $0
                                           ----------------    ------------------     |--------------------
    91+ Days                                                                          |
                                           ----------------    ------------------  ----
    Total accounts receivable/payable                   $0                    $0
                                           ----------------    ------------------
                                                               ------------------
    Allowance for doubtful accounts
                                           ----------------
    Accounts receivable (net)                           $0
                                           ----------------
                                           ----------------

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

 TYPES AND AMOUNT OF INVENTORY(IES)
 ----------------------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH
 Retail/Restaurants -
    Product for resale
                                      -------------------
 Distribution -
    Product for resale
                                      -------------------
 Manufacturer -
    Raw materials
                                      -------------------
    Work-in-progress
                                      -------------------
    Finished goods
                                      -------------------

 Other -
                                      -------------------
    Explain
             ------------------------

    ---------------------------------

         TOTAL                                        $0
                                      -------------------
                                      -------------------

 COST OF GOODS SOLD
 ------------------
 Inventory Beginning of Month          -------------

 Add -
        Net purchases
                                       -------------
        Direct labor
                                       -------------
        Manufacturing overhead
                                       -------------
        Freight in
                                       -------------
        Other:

        ------------------------       -------------

        ------------------------       -------------

 Less -
        Inventory End of Month
                                       -------------
        Shrinkage
                                       -------------
        Personal Use
                                       -------------

 Cost of Goods Sold                              $0
                                       -------------
                                       -------------

 METHOD OF INVENTORY CONTROL                                         INVENTORY VALUATION METHODS
 ---------------------------                                         ---------------------------
 Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory valuation used.
                       Yes             No
                          ----           ----
 How often do you take a complete physical inventory?                Valuation methods -
                                                                           FIFO cost
                                                                                                    ------------------
    Weekly                                                                  LIFO cost
                           ----                                                                     ------------------
    Monthly                                                                 Lower of cost or
                           ----                                               market
    Quarterly                                                                                       ------------------
                           ----
    Semi-annually                                                           Retail method
                           ----                                                                     ------------------
    Annually
                           ----                                             Other -
                                                                                                    ------------------
 Date of last physical inventory was       12/31/94                               Explain
                                       ------------
                                                                                  ------------------------------------
 Date of next physical inventory is            N/A
                                       ------------                               ------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

     DESCRIPTION                                                        COST                   MARKET VALUE
     -----------                                                        ----                   ------------
     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------
          TOTAL                                                                  $0                           $0
                                                                  ------------------       ----------------------
                                                                  ------------------       ----------------------

                                    SCHEDULE D
                             OTHER DEPRECIABLE ASSETS

     DESCRIPTION                                                        COST                   MARKET VALUE
     -----------                                                        ----                   ------------
     MACHINERY & EQUIPMENT -

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------
          TOTAL                                                                  $0                           $0
                                                                  ------------------       ----------------------
                                                                  ------------------       ----------------------

     FURNITURE & FIXTURES -

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------
          TOTAL                                                                  $0                           $0
                                                                  ------------------       ----------------------
                                                                  ------------------       ----------------------

     OFFICE EQUIPMENT -

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------
          TOTAL                                                                  $0                           $0
                                                                  ------------------       ----------------------
                                                                  ------------------       ----------------------

     LEASEHOLD IMPROVEMENTS -

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------
          TOTAL                                                                  $0                           $0
                                                                  ------------------       ----------------------
                                                                  ------------------       ----------------------

     VEHICLES -

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------

     --------------------------------------------------------     ------------------       ----------------------
          TOTAL                                                                  $0                           $0
                                                                  ------------------       ----------------------
                                                                  ------------------       ----------------------


                            SCHEDULE E
                     PRE-PETITION LIABILITIES

                                                                       CLAIMED                   ALLOWED
  LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                          AMOUNT                   AMOUNT (B)
  -------------------------------------------                          ------                   ----------
     Secured claims  (a)                                                   $115,778
                                                                  ------------------       ----------------------
     Priority claims other than taxes
                                                                  ------------------       ----------------------
     Priority tax claims                                                                                $ 20,000
                                                                  ------------------       ----------------------
     General unsecured claims                                              $586,534                     $267,218
                                                                  ------------------       ----------------------

     (a)      List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                            SCHEDULE F
                     RENTAL INCOME INFORMATION

             Not Applicable to General Business Cases.

             STATEMENT OF OPERATIONS Effective 1/1/95
                      (GENERAL BUSINESS CASE)

                      FOR THE MONTH ENDED   August, 1998
                                           --------------
                                $
                                 -----------

              CURRENT MONTH
-----------------------------------------------                                                        CUMULATIVE     NEXT MONTH
  ACTUAL      FORECAST      VARIANCE                                                                 (CASE TO DATE)    FORECAST
 -------      --------      --------                                                                 --------------   -----------
                                             REVENUES
                                   $0      1    Gross Sales

-----------  -----------  ------------                                                               --------------  -----------
                                   $0      2    less: Sales Returns & Allowances

-----------  -----------  ------------                                                               --------------  -----------
   $     0           $0            $0      3    Net Sales                                                       $0           $0
-----------  -----------  ------------                                                               --------------  -----------
   $     0                         $0      4    less: Cost of Goods Sold     (Schedule 'B')
-----------  -----------  ------------                                                               --------------  -----------
   $     0           $0            $0      5    Gross Profit                                                    $0           $0
-----------  -----------  ------------                                                               --------------  -----------
                                   $0      6    Interest
-----------  -----------  ------------                                                               --------------  -----------
                                           7    Other Income:

                                   $0      8                                                               $25,565
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0      9
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------

   $     0           $0            $0     10        TOTAL REVENUES                                         $25,565           $0
-----------  -----------  ------------                                                               --------------  -----------

                                             EXPENSES

                                   $0     11    Compensation to Owner(s)/Officer(s)
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     12    Salaries/Commissions
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     13    Management Fees
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     14    Depreciation                                              $368,860
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     15    Taxes:
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     16        Employer Payroll Taxes
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     17        Real Property Taxes
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     18        Other Taxes
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     19    Other Selling
-----------  -----------  ------------                                                               --------------  -----------
   $ 1,262                    ($1,262)    20    Other Administrative                                       $45,251
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     21    Interest
-----------  -----------  ------------                                                               --------------  -----------
                                          22    Other Expenses:

                                   $0     23    Writedown Assets                                          $274,406
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     24    Reduction of Debt to Settlements                         ($455,184)
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     25
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     26
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     27
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     28
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     29
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     30
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------

   $ 1,262           $0       ($1,262)    31        TOTAL EXPENSES                                        $233,333           $0
-----------  -----------  ------------                                                               --------------  -----------
   ($1,262)          $0       ($1,262)    32 SUBTOTAL                                                    ($207,768)          $0
-----------  -----------  ------------                                                               --------------  -----------
                                             REORGANIZATION ITEMS

   $25,000                   ($25,000)    33    Professional Fees                                         $310,086
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     34    Provisions for Rejected Executory Contracts
-----------  -----------  ------------                                                               --------------  -----------
                                                Interest Earned on Accumulated Cash
   $   135                      ($135)    35        Resulting from Chp 11 Case                             $31,172
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     36    Gain or (Loss) from Sale of Equipment                    ($450,000)
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     37    Miscellaneous                                              $16,952
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------
                                   $0     38    Settlements                                               $682,500
-----------  -----------  ------------          ---------------------------------------------------  --------------  -----------

   $24,865           $0      ($24,865)    39        TOTAL REORGANIZATION ITEMS                          $1,428,366           $0
-----------  -----------  ------------                                                               --------------  -----------

  ($26,127)          $0      ($26,127)    40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES            ($1,636,134)          $0
-----------  -----------  ------------                                                               --------------  -----------
                                   $0     41    Federal & State Income Taxes
-----------  -----------  ------------                                                               --------------  -----------

  ($26,127)          $0      ($26,127)    42 NET PROFIT (LOSS)                                         ($1,636,134)          $0
-----------  -----------  ------------                                                               --------------  -----------
-----------  -----------  ------------                                                               --------------  -----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED    August, 1998
                                             ----------------


CASH BALANCE BEGINNING OF MONTH                                             $141,270
                                                              -----------------------
CASH RECEIPTS  (1)                                                          $    135
                                                              -----------------------
CASH DISBURSEMENTS  (1)                                                     $  1,262
                                                              -----------------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                           ($1,127)
                                                              -----------------------
CASH BALANCE END OF MONTH                                                   $140,143
                                                              -----------------------
                                                              -----------------------

RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------
                                                    ACCOUNT 1                  ACCOUNT 2                  ACCOUNT 3
                                                    ---------                  ---------                  ---------
BANK                                          Silcon Valley Bank         Bank of America
                                              -----------------------    -----------------------    -----------------------
ACCOUNT TYPE                                  Checking                   Trust Account M&M
                                              -----------------------    -----------------------    -----------------------
ACCOUNT NO.                                               3300023699
                                              -----------------------    -----------------------    -----------------------
ACCOUNT PURPOSE                               General                    General                    Distribution
                                              -----------------------    -----------------------    -----------------------
BALANCE, END OF MONTH                                        $75,853                    $63,508                       $782
                                              -----------------------    -----------------------    -----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                        $140,143
                                              -----------------------
                                              -----------------------

(1) Excluding bank transfers between your accounts.